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                                                                    EXHIBIT 99.3

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Rick R. Ackel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Sanmina-SCI Corporation on Form 10-K/A for the fiscal year ended September 28, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of Sanmina-SCI Corporation.

                                          By: /s/ RICK R. ACKEL
                                          --------------------------------------
                                          Name: Rick R. Ackel
                                          Title:  Executive Vice President of
                                                  Finance and
                                              Chief Financial Officer
                                          Date:  June 17, 2003